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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 27, 2002
                                                          --------------

                                  DIGITAS INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


       000-29723                                        04-3494311
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(Commission File Number)                  (I.R.S. Employer Identification No.)


800 Boylston Street, Boston, Massachusetts                02199
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(Address of Principal Executive Offices)                (Zip Code)


        Registrant's telephone number, including area code (617) 867-1000
                                                           --------------




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Item 4.  Changes in Registrant's Certifying Accountant.
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On March 27, 2002, the Audit Committee of the Board of Directors of Digitas Inc.
("the Company") informed Arthur Andersen LLP ("Arthur Andersen"), the Company's independent public accountants for the fiscal year ended December 31, 2001, of its decision to no longer engage Arthur Andersen as the Company's independent public accountants. The Company has engaged Ernst & Young LLP to serve as the Company's independent public accountants for the fiscal year ending December 31, 2002.

Arthur Andersen's reports on the Company's consolidated financial statements for each of the fiscal years ended December 31, 2001, 2000 and 1999 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2001, 2000 and 1999 and through the date hereof, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Arthur Andersen's letter, dated March 28, 2002, stating its agreement with such statements.

During the fiscal years ended December 31, 2001 and 2000 and through the date hereof, the Company did not consult Ernst & Young LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements and Exhibits
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  (c)  Exhibits
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  Exhibit 16       Letter from Arthur Andersen LLP to the        Filed with this
                   Securities and Exchange Commission            document
                   dated March 28, 2002






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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    DIGITAS INC.




Date:  April 2, 2002                                /s/ Thomas M. Lemberg
                                                    ---------------------------
                                                    Thomas M. Lemberg
                                                    Secretary





                                  EXHIBIT INDEX
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Exhibit
Number             Description
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 16                Letter from Arthur Andersen LLP to the        Filed with this
                   Securities and Exchange Commission            document
                   dated March 28, 2002